EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Equity Inns, Inc. (the "Company") for the three months ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Mitchell Collins, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2007             By:/s/ J. Mitchell Collins
J. Mitchell Collins
Title: Chief Financial Officer